UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2009
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 983-8300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 22, 2009, the Board of Directors (the “Board”) of McKesson Corporation (the “Company”) approved amendments to Sections 9 and 10 of ARTICLE II of the Company’s Amended and Restated By-Laws, effective immediately, for purposes of making the following clarifications and enhancements to the Company’s advance notice by-law provisions contained in such sections: (i) to make clear and unambiguous that compliance with the procedures specified in the advance notice by-law provisions is the exclusive means for a stockholder to nominate any person for election to the Board or to bring other business before a meeting of stockholders (other than proposals governed by Rule 14a-8 of the Securities Exchange Act of 1934, as amended); (ii) without limiting the generality of (i) above, to make clear and unambiguous that notwithstanding a notice of annual meeting, which includes notice regarding the election of directors, given by or at the direction of the Board, a stockholder who desires to nominate a person for election to the Board must comply with the advance notice by-law provisions specifically relating to nominations by stockholders; (iii) to expand the information required to be given by any stockholder making a nomination or proposal, by any beneficial owner on whose behalf a nomination or proposal is made, and by any proposed nominee, including information relating to any hedging or other transaction made by or on behalf of any such person with respect to the Company’s stock and any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights or borrowing or lending shares of stock) made by or on behalf of any such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the Company’s stock or to increase or decrease the voting power or pecuniary or economic interest of any such person with respect to the Company’s stock; and (iv) to make other technical clarifications and enhancements to the advance notice by-law provisions.
The foregoing description of the Company’s by-law amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws, as amended through April 22, 2009. A copy of such By-Laws is attached hereto as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.2	The Company’s Amended and Restated By-Laws, as amended through April 22, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2009

McKesson Corporation
By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.2	The Company’s Amended and Restated By-Laws, as amended through April 22, 2009.